Class	A	Shares	DRPAX
Class	I	Shares	DRPIX

PROSPECTUS

July 29, 2013

Advised by:

Risk Paradigm Group, LLC

5900 Southwest Parkway

Building 5, Suite 500

Austin, TX 78735

www.RPgmutualfunds.com                                                     1-855-DRP-5155

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Advisor
Investment Advisor Portfolio Managers
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Advisor
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective: The Fund seeks to achieve capital appreciation that approximates the risk and return patterns of a diversified global hedge fund of funds strategy.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 18 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%	1.60%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	1.35%	1.34%
Acquired Fund Fees and Expenses (1)	0.09%	0.09%
Total Annual Fund Operating Expenses	3.29%	3.03%
Fee Waiver and Reimbursement (2)	(1.00)%	(0.99)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement	2.29%	2.04%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.20% and 1.95% of the daily average net assets attributable to each of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the advisor from the Fund, to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or recouped.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the advisor.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$794	$1,442	$2,112	$3,890
Class I	$207	$843	$1,505	$3,276

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover was 99% of the average value of its portfolio.

Principal Investment Strategies:  The Fund's advisor seeks to achieve the Fund's investment objective by investing, long or short, across a broad array of

▪

traditional asset classes,

▪

alternative asset classes and

▪

derivatives

selected using the advisor's proprietary "Diversified Risk Parity" strategy.

Traditional asset classes include: (1) common and preferred stocks of US and foreign issuers of any capitalization or currency; (2) fixed income securities of US and foreign issuers of any maturity, currency or credit quality including high yield or junk bonds; and (3) exchange traded-notes ("ETNs"), exchange-traded funds ("ETFs"), open-end investment companies (mutual funds) and closed-end funds that primarily invest in stocks and fixed income securities ("Traditional Underlying Funds").  Traditional Underlying Funds are purchased without restriction as to issuer capitalization, country, credit quality (including securities rated below BBB- by Standard and Poor's Ratings Group or equivalently by another rating agency, which are commonly known as "junk bonds") or currency.

Alternative asset classes include: (1) limited partnerships, (2) limited liability companies, (3) master limited partnerships ("MLPs"), and (4) ETNs, ETFs, mutual funds and closed-end funds (collectively "Alternative Underlying Funds") that each primarily invest in (i) commodities, (ii) currencies, (iii) real estate, (iv) financial indices, or (iv) MLPs that employ specialized strategies such as merger arbitrage, fixed income arbitrage, market neutral or global macro trend-following.  Alternative Underlying Funds are purchased without restriction as to issuer capitalization, country, credit quality or currency.

Derivatives used by the Fund include: exchange-traded or over-the-counter (1) options, (2) futures contracts, (3) forward contracts and (4) swaps on (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  The Fund uses options, forwards and futures as substitutes for securities, to generate capital gains and/or to hedge portfolio risk.  The Fund uses swaps to generate returns substantially similar to the price changes in commodities, financial indices, instruments, foreign currencies or equity indices to which they are linked.

Investment In Subsidiary:  The Fund may invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (the “Subsidiary”), which has the same investment objective as the Fund.  The Subsidiary will invest primarily (long and short) in commodity and financial futures, option and swap contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Diversified Risk Parity Strategy

The Fund seeks to achieve superior risk adjusted returns by employing investment strategies designed to produce returns that are similar to those found within a diversified global hedge fund of funds strategy.  In part, the Diversified Risk Parity Strategy ("DRP" or the "Strategy") seeks to produce returns that are similar to those of the HFRI Fund of Hedge Funds Index ("Index").  Maintained by the Hedge Fund Research Group, the Index is designed to be generally representative of U.S. dollar denominated hedge fund of funds with assets of at least $50 million.  However, the Fund is not an index fund.

Within that framework DRP seeks risk factor neutrality within three major risk factors.  These are: economic growth, inflation and volatility of returns.  In an effort to move the Fund towards neutrality, the advisor feels it is important to shift the risk exposure of DRP away from areas where general hedge fund allocations create large exposures to certain economic factors.  This risk can then be re-allocated into those environments where the Fund lacks material exposure.  The advisor believes that an investment in the Fund can make a material improvement in the overall return characteristics of an investment portfolio while also providing daily liquidity to the investor.  By constructing a diversified portfolio of investments in sectors that are not highly correlated to each other or the equity market in general, the advisor believes the Fund can achieve capital appreciation with lower volatility than broad equity markets.

The advisor actively manages investments for the Fund using risk management strategies which employ both fundamental and technical analysis.  The advisor buys investments that it believes are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The advisor takes short positions that it believes are overvalued and covers (buys back) these positions when it believes they have reached their target price.  The advisor also buys and sells securities to maintain allocations as dictated by the Strategy and to manage risk.  The advisor may engage in frequent buying and selling of portfolio securities and derivatives to achieve the Fund's investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund's direct investment in securities and derivatives as well as the Fund's indirect risks through investing in Underlying Funds.

•

Alternative Underlying Funds Risk.  These funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Alternative Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Alternative Underlying Fund is subject to specific risks, depending on its investments, which may include leverage risk, default risk and derivative risk.

•

Commodity Risk.  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes.  These risks are more pronounce for securities with lower credit quality such as junk bonds.

•

Derivatives Risk.  The Fund's use of derivative instruments, including swaps or structured notes, involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk.  Purchased options may expire worthless and written options expose the fund to potentially significant liability.

•

Emerging Market Risk.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

Fixed Income Risk.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.

•

Foreign Currency Risk.  Foreign securities denominated in non-US dollar currencies will subject the Fund to currency trading risks that include market risk and country risk.  Market risk results from adverse changes in exchange rates.  Country risk arises because a government may interfere with transactions in its currency.

•

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, political instability and differing auditing and legal standards.

•

Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and may perform worse than the market as a whole.

•

Management Risk. The advisor's reliance on its Strategy and its judgments about the potential appreciation of a particular security or derivative in which the Fund invests may prove to be incorrect.

•

Market Risk.  Overall financial market risk may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  A real estate investment trust's ("REIT") performance depends on the types and locations of the rental properties it owns and on how well it manages those properties.

•

Short Position Risk.  The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position.  The Fund's losses are potentially unlimited in a short position transaction.

•

Small and Medium Capitalization Stock Risk. Stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

•

Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Funds will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

•

Traditional Underlying Funds Risk.  These funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Traditional Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Traditional Underlying Fund is subject to specific risks, depending on its investments.

•

Turnover Risk.  A higher portfolio turnover will result in higher transactional and brokerage costs.

•

Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the Investment Company Act of 1940 ("1940 Act") and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Who Should Invest in the Fund?

The advisor believes the Fund is appropriate for any investor who seeks more diversification than is available from a traditional long-only stock/bond allocation fund.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Class I shares of the Fund for each full calendar year since the Fund's inception. Returns for Class A shares, which are not presented, will vary from the returns for Class I shares.  The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index that reflects the performance of funds with similar investment strategies. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-(855)-DRP-5155 or visiting www.RPgmutualfunds.com.

Class I Annual Total Return For Calendar Years Ended December 31

Best Quarter:	3rd Quarter 2012	6.97%
Worst Quarter:	4th Quarter 2012	(5.88)%

The total return for Class I shares from January 1, 2013 to June 30, 2013 was 0.91%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2012)

	One Year	Since Inception (4/11/11)
Class I shares Return before taxes	(4.86)%	(7.09)%
Class I shares Return after taxes on distributions	(4.86)%	(7.09)%
Class I shares Return after taxes on distributions and sale of Fund shares	(3.16)%	(6.00)%
Class A shares Return before taxes	(6.87)%	(9.14)%
S&P 500 Index *	16.00%	6.73%

*The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, the S&P 500® Index does not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for Class I shares and after-tax returns for other classes will vary.

Investment Advisor: Risk Paradigm Group, LLC.

Investment Advisor Portfolio Manager: David M. Gatti, Chief Executive Officer and Chief Investment Officer of the advisor, has served the fund as its portfolio manager since October 2011. Chris Jensen, Chief Operating Officer of the advisor, and Jason McGinty, Director of Trading of the advisor, have served the Fund as its portfolio managers since it commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A shares is $2,500 and the minimum subsequent investment amount is $100. Class I shares require a minimum initial investment of $1,000,000 and there is no minimum subsequent investment amount.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The Fund seeks to achieve capital appreciation that approximates the risk and return patterns of a diversified global hedge fund of funds strategy.  The Fund's investment objective may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies:

The Fund's advisor seeks to achieve the Fund's investment objective by investing, long or short, across a broad array of

▪

traditional asset classes,

▪

alternative asset classes and

▪

derivatives

selected using the advisor's proprietary "Diversified Risk Parity" strategy.

Traditional asset classes include: (1) common and preferred stocks of US and foreign issuers of any capitalization or currency; (2) fixed income securities of US and foreign issuers of any maturity, currency or credit quality including high yield or junk bonds; and (3) exchange traded-notes ("ETNs"), exchange-traded funds ("ETFs"), open-end investment companies (mutual funds) and closed-end funds that primarily invest in stocks and fixed income securities ("Traditional Underlying Funds").  Traditional Underlying Funds are purchased without restriction as to issuer capitalization, country, credit quality (including securities rated below BBB- by Standard and Poor's Ratings Group or equivalently by another rating agency, which are commonly known as "junk bonds") or currency.

Alternative asset classes include: (1) limited partnerships, (2) limited liability companies, (3) master limited partnerships ("MLPs"), and (4) ETNs, ETFs, mutual funds and closed-end funds (collectively "Alternative Underlying Funds") that each primarily invest in (i) commodities, (ii) currencies, (iii) real estate, (iv) financial indices, or (iv) MLPs that employ specialized strategies such as merger arbitrage, fixed income arbitrage, market neutral or global macro trend-following.  Alternative Underlying Funds are purchased without restriction as to issuer capitalization, country, credit quality or currency.

Derivatives used by the Fund include: exchange-traded or over-the-counter (1) options, (2) futures contracts, (3) forward contracts and (4) swaps on (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  The Fund uses options, forwards and futures as substitutes for securities, to generate capital gains and/or to hedge portfolio risk.  The Fund uses swaps to generate returns substantially similar to the price changes in commodities, financial indices, instruments, foreign currencies or equity indices to which they are linked.  The Fund does not invest more than 25% of its assets in swap contracts with any one counterparty.

Diversified Risk Parity Strategy

The Diversified Risk Parity strategy ("DRP" or "Strategy") seeks to allocate assets among traditional asset classes, alternative asset classes and derivatives based on an analysis of long-term economic and financial factors influencing the world economy, such as inflation, economic growth and risk.  By constructing a diversified portfolio of investments in sectors that are not highly correlated to each other or the equity market, in general, the advisor believes the Fund can achieve capital appreciation with lower volatility than broad equity markets.

In part, the Strategy seeks to produce returns similar to those found within a global hedge fund strategy as measured by the HFRI Fund of Hedge Funds Index ("Index").  Maintained by the Hedge Fund Research Group, the Index is designed to be generally representative of U.S. dollar denominated hedge fund of funds with assets of at least $50 million.

Within that framework DRP seeks risk factor neutrality within three major risk factors.  These are: economic growth, inflation and volatility of returns.  In an effort to move the Fund towards neutrality, the advisor feels it is important to shift the risk exposure of DRP away from areas where general hedge fund allocations create large exposures to certain economic factors.  This risk can then be re-allocated into those environments where the Fund lacks material exposure.  The advisor believes that an investment in the Fund can make a material improvement in the overall return characteristics of an investment portfolio while also providing daily liquidity to the investor.  By constructing a diversified portfolio of investments in sectors that are not highly correlated to each other or the equity market in general, the advisor believes the Fund can achieve capital appreciation with lower volatility than broad equity markets.

DRP's buy discipline is driven by the Fund's mandate to seek, in part, risk factor neutrality.  DRP isolates the risk factors that drive portfolio volatility and return.  The advisor uses an asset class approximation model informed by the inferred beta (asset class returns as compared to general market returns) exposures of the major risk factors.  Each of these factors is proxied by a generic index.  For example, equities are modeled by the S&P 500 and Government bonds by the Citigroup 10 year US Government Bond Index. The choice of index proxy is based on DRP analysis. The derived beta exposures normally do not explain the total return structure of the Fund and the residual return is assumed to be "alpha" (asset class returns not related to general market returns).  The advisor's sell decisions are either structural rebalances, or volatility accelerating, which leads the advisor to reduce risk assets and/or increase hedges. In addition, sizing of positions are considered. At the most basic level, the asset allocation weights are multiplied by each asset's volatility (annualized standard deviation) to determine the volatility that the asset produces at the portfolio level. For example, if 10% of the portfolio is invested in an asset with 10% volatility, it will produce 1% of volatility in the portfolio assuming no diversification benefit (perfect correlation). In this way, the advisor can derive a basic inspection of the sources of risk and the allocation of total portfolio volatility. This analysis will help lead the advisor to a buy or a sell decision.

The advisor actively manages investments for the Fund using risk management strategies which employ both fundamental and technical analysis.  The advisor buys investments that it believes are undervalued and sells them when it believes they have reached their target price or more attractive investments are available.  The advisor takes short positions that it believes are overvalued and covers (buys back) these positions when it believes they have reached their target price.  The advisor also buys and sells securities to maintain allocations as dictated by the DRP strategy and to manage risk.  The advisor may engage in frequent buying and selling of portfolio securities and derivatives to achieve the Fund's investment objectives.

Investment in Subsidiary

The Fund will execute its strategy, primarily, by investing up to 25% of its total assets in the Subsidiary.  The Subsidiary will invest the majority of its assets in Underlying Funds.  However, the Fund may also make investments outside of the Subsidiary.   The Subsidiary is subject to the same investment restrictions as the Fund.

By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").   The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives are not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.  The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund’s investment in a wholly-owned foreign subsidiary will constitute “qualifying income” for purposes of Subchapter M. The Fund does not have a private letter ruling, but fully intends to comply with the IRS’ rules if the IRS were to change its position. To satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of “Subpart F” income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary’s investments during the fiscal year. Such dividend distributions are “qualifying income” pursuant to Subchapter M (section 851(b)) of the Code. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Principal Investment Risks:

The following risks apply to the Fund's direct investment in securities and derivatives as well as the Fund's indirect risks through investing in Underlying Funds and the Subsidiary.

•

Alternative Underlying Funds Risk.  These funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Alternative Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Alternative Underlying Fund is subject to specific risks, depending on its investments, which may include leverage risk, default risk and derivative risk.  Alternative Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices, if any, they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, these funds may be subject to performance-based management fees that will reduce net returns to the Fund.

•

Commodity Risk.  Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

•

Credit Risk.  There is a risk that security issuers will not make payments on securities held by the Fund.  In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.  Lower credit quality will lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also will affect liquidity and make it difficult for the Fund to sell the security.  This means that, compared to issuers of higher rated securities, issuers of lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.  Default, or the market's perception that an issuer is likely to default, tends to reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in Fund shares.  In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.  These risks are more pronounced for securities with lower credit quality such as junk bonds.

•

Derivative Risk.  The Fund may execute an investment strategy or hedge by entering into derivative contracts such as futures, options on futures, and swaps, which can be riskier than traditional investments because they involve leverage, may be illiquid, may suffer counterparty default and may limit gains.

When the Fund purchases a call option on a security or index, it may lose the entire premium paid if the underlying security or index does not increase in value.  The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.  When the Fund purchases a put option on a security or index, it may lose the entire premium paid if the underlying security or index does not decrease in value.  The Fund is also exposed to default by the option writer who may be unwilling or unable to perform its contractual obligations to the Fund.  The Fund will incur a loss as a result of a written option (also referred to as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.  The Fund's losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

The Fund's use of derivative instruments such as swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

°

Correlation or Tracking Risk.  Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  The effectiveness of hedges using instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

°

Gain-Limiting Risk.  Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

°

Leverage Risk.  Hedging instruments may include elements of leverage and, accordingly, the fluctuation of the value of hedging derivative instruments in relation to the underlying asset may be magnified.  The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the advisor to predict movements of the securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.  The advisor's decision to engage in a hedging derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders.

°

Liquidity Risk.  Liquidity risk is the risk that a hedging security or derivative instrument cannot be sold, terminated early or replaced quickly at or very close to its market value.  Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract.  Over-the-counter transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.  If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets until the position expired, matured or was closed out.  The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.

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Emerging Markets Risk.  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

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Fixed Income Risk.  When the Fund invests in bonds and other fixed income securities directly or through Underlying Funds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

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Foreign Currency Risk.  The Fund's investments in foreign currency denominated securities will subject the Fund to currency trading risks that include market risk, interest rate risk and country risk.  Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours.  Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency.  Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.  Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the "old" currency worthless.

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Foreign Investment Risk.  The Fund could be subject to greater risks because the Fund's performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. Issuers.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign companies could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

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Issuer-Specific Risk.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller sized issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Management Risk.  The advisor's reliance on its DRP strategy, including its asset allocation process, and its judgments about the attractiveness, value and potential appreciation of a particular security or derivative in which the Fund invests or sells short may prove to be incorrect and may not produce the desired results.

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Market Risk.  Stock, fixed income and derivative markets can be volatile.  In other words, the prices of securities and derivatives can fall rapidly in response to developments affecting a specific company or sector, or to changing economic, political or market conditions.  The Fund's investments may decline in value if markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

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Real Estate Risk.  Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.  When economic growth is slow, demand for property decreases and prices tend to decline.  Property values tend to decrease because of overbuilding, increases in property taxes and operating expenses, changes in zoning laws, environmental regulations or hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties.  A decline in rental income will occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.  A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.  Because REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments.

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Short Position Risk.  The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative long-only stock funds.  Positions in shorted securities are often speculative and riskier than "long" positions (purchases).  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Unlike long positions, losses on short positions are theoretically potentially unlimited.  That is, if the shorted security's price increased by an unlimited amount, and the advisor never bought back the security to cover the position, the short position could lose more than originally invested.  Short selling may also result in higher transaction costs (such as interest and dividends), which may reduce the Fund's return, and may result in higher taxes for Fund shareholders.

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Small and Medium Capitalization Stock Risk.  Stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  These companies may have narrower markets, limited product lines, fewer financial resources, and they may be dependent on a limited management group.  Investing in lesser-known, small and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies.  Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.  Small cap companies may have returns that can vary, occasionally significantly, from the market in general.

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Taxation Risk:  By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund.  The Subsidiary is classified as a controlled foreign corporation for US tax purposes.  Typically, any gains or losses from trading in managed futures are derived from both Section 1256 contracts which are futures contracts traded on U.S. exchanges and non-Section 1256 Contracts which are futures contracts traded on foreign exchanges.  The gain or loss on Section 1256 Contracts is characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss, regardless of the holding period.  The gain or loss from non-Section 1256 Contracts generally will be short-term gain or loss but could also be characterized as ordinary income.  Overall, gains and losses in a domestic managed futures fund may receive more efficient tax treatment.  However, because the Subsidiary is a controlled foreign corporation, any income received from its investments in the Underlying Funds will be passed through to the Fund as ordinary income and are reflected on shareholder's tax Form 1099s as such.

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Traditional Underlying Funds Risk.  These funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Traditional Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds.  Each Traditional Underlying Fund is subject to specific risks, depending on its investments.  Traditional Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

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Turnover Risk.  A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund's portfolio turnover rate is expected to be above100% annually.

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Wholly-Owned Subsidiary Risk: The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  The Fund, by investing in the Subsidiary, will not have all of the protections offered to investors in registered investment companies.  However, the Fund wholly owns and controls the Subsidiary.  The investments of the Fund and Subsidiary are both managed by the advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund's Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as the sole shareholder of the Subsidiary.  Also, the advisor, in managing the Subsidiary's portfolio, will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund will post a list of its top 10 holdings on the website at www.RPgmutualfunds.com thirty (30) days after each month end. Shareholders may request portfolio holdings schedules at no charge by calling 1-(855)-DRP-5155.

MANAGEMENT

Investment Advisor

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 serves as the investment advisor for the Fund.  The advisor operated as a partnership from May 2010 to October, 2010, when it converted to a limited liability company.  The advisor provides investment advice to individual investors and pooled vehicles such as the Fund.  Subject to the supervision of the Fund's Board of Trustees, the advisor is responsible for managing the Fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the advisor.

The management fee set forth in the Fund's Investment Advisory Agreement is equal to an annual fee of 1.60% of the daily average net Fund assets, to be paid on a monthly basis.  In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.20% and 1.95% of the daily average net assets attributable to each of the Class A and Class I shares, respectively.  Waivers and expense payments may be recouped by the advisor from the Fund, to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or expended.  A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement is available in the Fund's annual and semi-annual shareholder reports.

David M. Gatti

Chief Investment Officer & Senior Portfolio Manager

Mr. Gatti has served as Chief Investment Officer and Senior Portfolio Manager of the advisor since October 2011.  From 1996 until September of 2011, Mr. Gatti served as Portfolio Manager at Morgan Stanley Smith Barney ("MSSB") and its predecessor firms.  He was also a Senior Investment Management Consultant at MSSB where Mr. Gatti led the due diligence process for his group.  He brings over 16 years of portfolio management experience, the last 12 have been dedicated to overseeing and managing portfolios of hedge funds and hedge fund of funds.

Jason McGinty

Senior Portfolio Manager & Managing Director

Mr. McGinty has served as Senior Portfolio Manager of the advisor since the firm’s inception.  Additionally, he serves as Chief Investment Officer of RAM Financial Group.  Mr. McGinty has worked for RAM Financial Group since 2001 as a Research Analyst before assuming the role of Chief Investment Officer in 2006.  Along with 16 years trading experience Jason has a real estate license and extensive due diligence and investment experience in the alternative investment space.

The Funds' Statement of Additional Information provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Fund.

Investment in Subsidiary

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).  As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations will apply with respect to the Fund once the CFTC finalizes its proposal to harmonize these obligations with overlapping SEC regulations applicable to investment companies.  Until CFTC rulemaking is finalized, the nature and extent of the impact of these obligations on the Fund is uncertain.  Compliance with new regulatory requirements could increase the Fund’s expenses.

The Fund may invest up to 25% of its total assets in the Subsidiary.  The Subsidiary will invest the majority of its assets in Underlying Funds, swap contracts and structured notes and other investments intended to serve as margin or collateral for swap positions. The Subsidiary is organized under the laws of the Cayman Islands, and is overseen by its own board of directors.  The Fund is the sole shareholder of the Subsidiary. It is not currently expected that shares of the Subsidiary will be sold or offered to other investors.  If, at any time, the Subsidiary proposes to offer or sell its shares to any investor other than the Fund, you will receive 60 days prior notice of such offer or sale.

As with the Fund, the advisor is responsible for the Subsidiary's day-to-day business pursuant to an investment advisory agreement with the Subsidiary.  Under this agreement, the advisor provides the Subsidiary with the same type of management services, under the same terms, as are provided to the Fund.  The advisory agreement with the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund.  The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services with the same service providers that provide those services to the Fund.

The Fund pays the advisor a fee for its services.  The advisor has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the advisor by the Subsidiary.  This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by the advisor unless it first obtains the prior approval of the Fund's Board of Trustees for such termination.  The Subsidiary will also bear the fees and expenses incurred in connection with the custody, transfer agency and audit services that it receives.  The Fund expects that the expenses borne by the Subsidiary will not be material in relation to the value of the Fund's assets.  It is also anticipated that the Fund's own expenses will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level.  It is therefore expected that any duplicative fees for similar services provided to the Fund and the Subsidiary will not be material.

The Subsidiary will be managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.  As a result, the advisor is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments.  These policies and restrictions are described in detail in the Fund's Statement of Additional Information ("SAI").  The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board regarding the Subsidiary's compliance with its policies and procedures.

The financial statements of the Subsidiary will be consolidated in the Fund's financial statements which are included in the Fund's annual and semi-annual reports.  The Fund's annual and semi-annual reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this Prospectus.  Please refer to the SAI for additional information about the organization and management of the Subsidiary.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund may invest up to 25% of its total assets in shares of the Subsidiary.  The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund.  The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business.  The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s portfolio investments.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes three classes of shares offered by the Fund.  The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs.  Please refer to the information below to select the class that best suits your investment needs.  The main differences between the share classes are the sales charges, ongoing fees and minimum investment. Class A is subject to a maximum sales charge of 5.75% and the other share classes do not have a sales load. Class A shares pay an annual fee of 0.25% for distribution expenses pursuant to a plan adopted pursuant to Rule 12b-1, and Class I shares do not participate in a 12b-1 plan. However, the Fund may waive investment minimums for each share class.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.  The Fund reserves the right to waive sales charges. Not all share classes may be available for purchase in all states.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in Class A shares is $2,500 and the minimum subsequent investment is $100.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price(1)	Sales Charge as a %of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculations used to determine your sales charge.

The advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") on shares redeemed within the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 12 months or more are not subject to the CDSC.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

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reinvesting dividends or distributions;

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participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

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exchanging an investment in Class A Shares of another fund for an investment in the Fund;

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a current or former director or trustee of the Fund;

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an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund; or

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purchasing shares through the Fund's advisor; or

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purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

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an individual;

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an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

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a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $1,000,000 and subsequent investments may be made in any amount.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, whether your investment in the Fund meets the minimum for Class I shares, which have no front-end sales change and no 12b-1 fees.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:

Diversified Risk Parity Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

or Overnight Mail

Diversified Risk Parity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-DRP-5155 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-DRP-5155 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in Class A shares is $2,500, and the minimum subsequent investment is $100. Class I shares require a minimum initial investment of $1,000,000 and there is no minimum subsequent requirement amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the "Diversified Risk Parity Fund"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Funds at 1-855-DRP-5155 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail:

Diversified Risk Parity Fund

c/o Gemini Fund Services, LLC

P.O. Box 541150

Omaha, NE 68154

or Overnight Mail

Diversified Risk Parity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130-2095

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-DRP-5155.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at 1-855-DRP-5155 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,500 for Class A shares and $1,000,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least $2,500 and $100,000, respectively, within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 or $100,000, respectively, due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Reject or limit specific purchase requests;

•

Reject purchase requests from certain investors; and

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase orders. The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan ("12b-1 Plan" or "Plan"), for Class A, pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-DRP-5155 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Cohen Fund Audit Services, Ltd., the Fund’s independent registered public accounting firm whose report, along with the Fund’s financial statements, are included in the Fund’s March 31, 2013 annual report, which is available upon request.

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	Class A
	Year Ended March 31, 2013	Period Ended March 31, 2012(1)
Net asset value, beginning of period	$ 9.14	$ 10.00

Activity from investment operations:
Net investment loss(2)	(0.17)	(0.19)
Net realized and unrealized loss on investments and swap contracts	(0.16)	(0.67)
Total from investment operations	(0.33)	(0.86)

Net asset value, end of period	$ 8.81	$ 9.14

Total return(3)	(3.61)%	(8.60)%	(4)

Net assets, end of period (000s)	$ 484	$ 615

Ratio of gross expenses to average net assets(6,7)	3.20%	2.73%	(5)

Ratio of net expenses to average net assets(6)	2.20%	2.20%	(5)

Ratio of net investment loss to average net assets (6)	(1.89)%	(2.16)%	(5)

Portfolio Turnover Rate	99%	600%	(4)

(1) The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not Annualized.
(5) Annualized.

(6) The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

	Class I
	Year Ended March 31, 2013	Period Ended March 31, 2012(1)
Net asset value, beginning of period	$ 9.23	$ 10.00

Activity from investment operations:
Net investment loss(2)	(0.15)	(0.16)
Net realized and unrealized loss on investments and swap contracts	(0.17)	(0.61)
Total from investment operations	(0.32)	(0.77)

Net asset value, end of period	$ 8.91	$ 9.23

Total return(3)	(3.47)%	(7.70)%	(4)

Net assets, end of period (000s)	$ 13,656	$ 20,838

Ratio of gross expenses to average net assets(6,7)	2.94%	3.41%	(5)

Ratio of net expenses to average net assets(6)	1.95%	1.95%	(5)

Ratio of net investment loss to average net assets (6)	(1.65)%	(1.76)%	(5)

Portfolio Turnover Rate	99%	600%	(4)

(1) The Diversified Risk Parity Fund commenced operations on April 11, 2011.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of distributions.
(4) Not Annualized.
(5) Annualized.

(6) The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of income and expenses  of underlying investment companies in which the Fund invests.

(7) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

PRIVACY NOTICE

 Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

DIVERSIFIED RISK PARITY FUND

Advisor	Risk Paradigm Group, LLC 5900 Southwest Parkway Building 5, Suite 500 Austin, TX 78735	Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Custodian	Union Bank, National Association 350 California Street 6th Floor San Francisco, CA 94104	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130	Independent Registered Public Accountant	Cohen Fund Audit Services, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

Additional information about the Fund is included in the Fund's Statement of Additional Information dated July 29, 2013 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-DRP-5155.  The Fund does not have a website; however information relating to the Fund can be found at www.RPgmutualfunds.com. You may also write to:

Diversified Risk Parity Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720